UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

Franklin Street Properties Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-32470	04-3578653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)557-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	FSP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Franklin Street Properties Corp., a Maryland corporation (the “Company”), held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) on May 14, 2026. The 2026 Annual Meeting was called for the following purposes: (1) to elect five directors, each to serve for a one-year term expiring at the 2027 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified, (2) to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and (3) to approve, by non-binding vote, the Company’s executive compensation.

(1) The following table sets forth the names of the directors elected at the 2026 Annual Meeting for a new one-year term expiring at the 2027 Annual Meeting of Stockholders and the final number of votes cast for, against or abstaining from voting for each director and broker non-votes.

Name	For	Against	Abstain	Broker Non-Votes
George J. Carter	46,536,170	19,626,001	29,677	18,829,875
Georgia Murray	45,085,297	20,517,242	589,309	18,829,875
Jennifer Bitterman	53,262,700	12,342,193	586,955	18,829,875
John N. Burke	45,368,532	20,233,956	589,360	18,829,875
Dennis J. McGillicuddy	44,853,685	21,318,386	19,777	18,829,875

(2) The proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved. The final number of votes cast for, against or abstaining from voting on that proposal are listed below.

For	Against	Abstain
66,582,699	15,247,083	3,191,941

(3) The proposal to approve, by non-binding vote, the Company’s executive compensation was approved. The final number of votes cast for, against or abstaining from voting on that proposal and broker non-votes are listed below.

For	Against	Abstain	Broker Non-Votes
38,438,867	20,811,106	6,941,875	18,829,875

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN STREET PROPERTIES CORP.

By:	/s/ Scott H. Carter
Scott H. Carter
Executive Vice President, General Counsel and Secretary

Date: May 14, 2026